                                  SCHEDULE 14C
                                 (RULE 14c-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION
                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Check the appropriate box:

     [_]  Preliminary Information Statement

     [_] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

     [X]  Definitive Information Statement

                         PAN WESTERN ENERGY CORPORATION
                (name of Registrant as Specified in Its Charter)


Payment of Filing Fee (Check the appropriate box:)

     [X]  No Fee required.

     [_]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

               (1) Title of each class of securities to which transaction applies:

               (2)  Aggregate number of securities to which transaction applies:

               (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-1

     [_] Set forth the amount on which the filing fee is calculated and state how it was determined:

               (4)  Proposed maximum aggregate value of transaction:

               (5)  Total fee paid:

     [_]  Fee paid previously with preliminary materials.

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               (1)  Amount Previously Paid:

               (2)  Form, Schedule or Registration Statement No.:

               (3)  Filing Party:

               (4)  Date Filed:


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


                         PAN WESTERN ENERGY CORPORATION
                          1390 SOUTH POTOMAC, SUITE 136
                             AURORA, COLORADO 80012
                                  303-755-2400


                              INFORMATION STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON NOVEMBER 8, 2000

                                NOVEMBER 8, 2000

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                      YOU ARE REQUESTED NOT TO SEND A PROXY

TO ALL SHAREHOLDERS OF PAN WESTERN ENERGY CORPORATION:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of Pan Western Energy Corporation, an Oklahoma corporation (the "Company"), will be held at the offices of the Company, 1390 South Potomac, Suite 136, Aurora, Colorado 80012, on November 8, 2000, at 9:30 a.m. Mountain Time. Management of the Company may conduct and participate in the Meeting by conference telephone. An Information Statement for the Meeting is enclosed. The purpose of the meeting is to consider and take action on the proposals summarized below:

     1. To amend the Company's Articles of Incorporation to increase the authorized common stock to 100,000,000 shares, no par value, and to increase the preferred stock to 50,000,000 shares, no par value; to change the domicile of the Company from the State of Oklahoma to the State of Colorado by merging the Company with and into its recently formed and wholly owned Colorado subsidiary, IntelliReady, Inc. (New IntelliReady); to effect a 1-for-8.25780933 reverse stock split with all fractional shares being rounded to the nearest whole share; to ratify and adopt all actions of the officers and directors of the Company; and to adopt and approve the IntelliReady Equity Incentive Plan.

     2. Such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

     The close of business on October 4, 2000, has been fixed as the record date for determining shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof. For a period of at least ten days prior to the Meeting, a complete list of shareholders entitled to vote at the Meeting will be open to examination by any shareholder during ordinary business hours at the offices of the Company, 1390 South Potomac, Suite 136, Aurora, Colorado 80012.


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


     The description of the proposals set forth above is intended only as a summary. Information concerning the matters to be acted upon at the Meeting is contained in the accompanying Information Statement. The shareholders of approximately 62% of the shares entitled to vote at the Meeting have agreed to vote in favor of the proposals summarized above. Therefore, we are not asking you for a proxy and you are requested not to send us a proxy.

By Order of the Board of Directors:



Thomas J. Wiens, Chairman

                                   ----------

 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

                                   ----------


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


                         PAN WESTERN ENERGY CORPORATION

                          1390 SOUTH POTOMAC, SUITE 136
                             AURORA, COLORADO 80012
                                  303-755-2400

                              INFORMATION STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS

                                NOVEMBER 8, 2000

     This Information Statement of Pan Western Energy Corporation, an Oklahoma corporation (the "Company"), is being furnished to the shareholders of the Company in connection with a Special Meeting of the Shareholders of the Company to be held at the offices of the Company, 1390 South Potomac, Suite 136, Aurora, Colorado 80012, on November 8, 2000, at 9:30 a.m. Mountain Time (the "Meeting"). Management of the Company may conduct and participate in the Meeting by conference telephone.

     At the Meeting, the Company's shareholders will consider and take action on the following Proposals:

     1. To amend the Company's Articles of Incorporation to increase the authorized common stock to 100,000,000 shares, no par value and to increase the preferred stock to 50,000,000 shares, no par value; to change the domicile of the Company from the State of Oklahoma to the State of Colorado by merging the Company with and into its recently formed and wholly owned Colorado subsidiary, IntelliReady, Inc. (New IntelliReady); to effect a 1-for-8.25780933 reverse stock split, with all fractional shares being rounded up to the nearest whole share; to ratify and adopt all actions of the officers and directors of the Company; and to adopt and approve the IntelliReady Equity Incentive Plan; (collectively referred to as the "Proposals") and

     2. Such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

     The Company is currently winding up its oil and gas operations and entering into the structured wiring and home automation business. The Company currently operates a small home automation company in the Denver, Colorado, metropolitan area and is seeking additional acquisitions of home automation companies.

     The Oklahoma statutes require the approval of shareholders who hold at least a majority of the outstanding shares entitled to vote to approve a merger, change the domicile of the Company, and to effect a reverse stock split. The Internal Revenue Code requires shareholder approval of the IntelliReady Equity Incentive Plan.


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


Thomas J. Wiens, Chairman of the Company, who is deemed to be an "affiliate" of the Company, owns or has voting power over approximately 62% of the issued and outstanding voting securities of the Company as of the Record Date, has consented to vote for and adopt the resolutions of the Board of Directors to change the Company's domicile to the State of Colorado and to effectuate a reverse split on the Company's common stock, to ratify and adopt all of the actions of the directors and officers of the Company and to adopt the IntelliReady Equity Incentive Plan. No further votes are required, and none will be solicited. See the caption "Voting Securities and Principal Holders Thereof," herein.

                                   ----------

 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

                                   ----------

           The date of this Information Statement is October 19, 2000.


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


                        VOTING SECURITIES AND RECORD DATE

     The Company's common stock is the only class of voting securities outstanding. All shareholders at the close of business on October 4, 2000 (the "Record Date") are entitled to vote on the Proposals being presented to the shareholders.

     On the Record Date, there were 25,000,000 shares of common stock outstanding. In accordance with the Company's Articles of Incorporation, a majority of the shares of the common stock issued and outstanding at the Record Date, represented in person or by proxy, will constitute a quorum at this special shareholders' meeting. The vote of a majority of all outstanding shares is necessary to approve each of the Proposals. The Chairman of the Board, Mr. Wiens, has enough votes to approve the Proposals outlined herein and has indicated that he will approve the Proposals at the Meeting. The following table sets forth information as of October 4, 2000 with respect to the ownership of the common stock for all persons who own or have voting control over more than five percent of the common stock. The following shareholders have sole voting and investment power with respect to the shares, unless indicated otherwise.

                                               Number of Shares
Name of Beneficial Owner                       Beneficially Owned(1)       Percent of Class
------------------------                       ---------------------       ----------------
First Western Industries, LLC(2)                          52,021,449                 61.03%

Robert Kaminski(3)                                         8,893,661                 10.44%

All Executive Officers and                                57,352,876                 67.29%
Directors as a group (5 persons)

     1. All calculations are on a fully diluted basis and are based on stock ownership immediately prior to the proposed 8.25780933 reverse stock split. These calculations do not include the effects of stock payments that are required to be made to consultants for services that have or currently are being rendered because these payments are based on the fair market value of the Company's stock once it becomes publicly traded. Furthermore, the net effect of these payments are not anticipated to materially alter the ownership interest of the officers, directors and 5% shareholders.

     2. The address of First Western Industries is 5567 South Perry Park Road, Sedalia, Colorado 80135. First Western Industries is controlled by Thomas J. Wiens and his immediate family.

     3. The address for Robert Kaminski is 24000 Southwestern Avenue, Park Forest, Illinois, 60466. These shares are held by the Robert S. Kaminski Revokable Trust.


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


                                CHANGE IN CONTROL

     On October 4, 2000, pursuant to the terms of the Merger Agreement and Plan of Reorganization dated August 25, 2000, between the Company and IntelliReady, Inc., f/k/a Wiens Industries, Inc., a Colorado corporation ("Old IntelliReady") (the "Agreement"), the shareholders of Old IntelliReady acquired all the authorized but unissued common stock of the Company. Under the terms of the Agreement, two of the former directors of the Company resigned on October 3, 2000, and Mr. Wiens and Gerald Raskin were appointed to the board of directors. As contemplated by the Agreement, after the Meeting described in this Information Statement, the Old IntelliReady shareholders will be issued 60,226,092 additional shares of common stock of the Company. For a more complete description of the change in control and the terms of the Agreement see the
Schedule 14F-1 Information Statement filed with the Securities and Exchange Commission on October 5, 2000, identified in the caption "DOCUMENTS
INCORPORATED BY REFERENCE".

                                     MERGER

     The Company intends to execute an Agreement and Plan of Merger (the "Plan") whereby the Company will merge with and into New IntelliReady, on an 8.25780933 shares-for-1 share basis, with New IntelliReady being the surviving corporation. In effect, each shareholder will receive one share of New IntelliReady for every
8.25780933 shares of the Company's common stock currently owned.

           PURPOSE AND PRINCIPAL REASONS FOR THE REVERSE STOCK SPLIT.

     The principal reasons to effect the reverse stock split through the merger of the Company with and into New IntelliReady are to comply with the terms of the Agreement and to assure that the Company's capital structure will be suitable for a small cap publicly traded company.

     The Company has had limited business operations since June 19, 2000 and the Company's shares are essentially valueless. The Old IntelliReady shareholders plan to pursue business opportunities in the structured wiring, home automation and bundled digital services business which they believe will add value to the Company. The management of the Company believes that reducing the number of outstanding and authorized shares of capital stock of the Company will encourage a higher trading price for the Company's stock in the future. Management of the Company believes that, in general, low trading prices have an adverse impact on the efficient level of the trading market for securities. In particular, brokerage firms often charge higher commissions for transaction involving low-priced stocks than they would for the same dollar amount of securities with a higher per share price. Some brokerage firms will not recommend purchases of low-priced stocks to their clients or make a market in such stocks, which tendencies adversely affect the liquidity for shareholders. In addition, a low priced stock adversely affects a corporation's ability to obtain equity financing.


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


            PURPOSE AND PRINCIPAL REASONS FOR THE REINCORPORATION OF
                            THE COMPANY IN COLORADO

     Management of the Company believes it is essential to be able to draw upon its knowledge of Colorado corporate governance in making legal and business decisions. The corporate office of New IntelliReady will be located in Colorado and management intends to select Colorado law and Colorado jurisdiction to the maximum extent possible when negotiating contracts. Therefore, management believes the Colorado courts will be substantially more comfortable applying local law than foreign law and that this will result in a more efficient legal process. The predictability and uniform nature of Colorado corporate law provides a reliable foundation on which the Company's governance decisions can be based, and the Company believes that shareholders and the Company will benefit from the responsiveness of Colorado corporate law and Colorado courts.

     For many years, Colorado has followed a policy of encouraging incorporation in that state. Colorado, like most states, has adopted the Uniform Business Corporation Act which provides comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its provisions. The model Business Corporation Act is based largely on Delaware corporate law. Therefore, management believes that the Company will have a basis for relying on the substantial case law developed in Delaware without incurring the burdensome franchise tax of Delaware.

                       LIMITATION OF DIRECTOR LIABILITY

     Both Oklahoma and Colorado law permit a corporation to include a provision in its Articles of Incorporation which reduces or limits the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. The Company desires to reduce these risks to its directors and officers and to limit situations in which monetary damages can be recovered against directors so that the Company may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved.

                       MERGER AND SURVIVING CORPORATION

     The Company will merge with and into New IntelliReady; New IntelliReady will be the surviving corporation; and the separate existence of the Company shall cease. Until amended, modified or otherwise altered, the Articles of Incorporation of New IntelliReady will be the Articles of Incorporation of the surviving corporation; and the Bylaws of New IntelliReady shall become the Bylaws of the surviving corporation.


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


                                SHARE CONVERSION

     Each share of common stock of the Company shall, upon the effective date of the merger, be converted into 1/8.25780933 share of common stock of New IntelliReady and the authorized shares the Company can issue will be reduced from 100,000,000 shares of common stock to 65,000,000 shares of no par value common stock. New IntelliReady shall continue to have 15,000,000 shares of blank check preferred stock. New IntelliReady will round all fractional shares in accordance with normal rounding rules.

                   SURVIVOR'S SUCCESSION TO CORPORATE RIGHTS

     The surviving corporation shall thereupon and thereafter possess all the rights, privileges, powers and franchises of both a public and private nature, and subject to all the restrictions, disabilities and duties of the Company, and all property, real, personal, and mixed, and all debts due to the Company on whatever account, as well for stock subscriptions as all other things in action or belonging to the Company shall be vested in the surviving corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall thereafter effectively be the property of the surviving corporation as they were of the Company, and the title to any real estate vested by deed or otherwise in the Company shall not revert or be in any way impaired by reason of the merger; but all rights of creditors and all liens upon any property of the Company shall be preserved unimpaired, and all debts, liabilities and duties of the Company shall thenceforth attach to the surviving corporation and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it. Specifically, but not by way of limitation, the surviving corporation shall be responsible and liable to dissenting shareholders who are accorded and who preserve rights of appraisal as required by the Oklahoma General Corporation Act; and any action or proceeding whether civil, criminal or administrative, pending by or against the Company shall be prosecuted as if the Plan had not taken place, or the surviving corporation may be substituted in such action or proceeding.

  SURVIVOR'S SUCCESSION TO CORPORATE ACTS, PLANS, CONTRACTS AND SIMILAR RIGHTS

     All corporate acts, plans, policies, contracts, approvals and authorizations of the Company, its shareholders, its Board of Directors, committees, elected or appointed by its Board of Directors, and its officers and agents, which were valid and effective immediately prior to the effective time of the merger, shall be taken for all purposes as the acts, plans, policies, contracts, approvals and authorizations of the surviving corporation and shall be as effective and binding thereon as the same were with the surviving corporation and continue to be entitled to the same rights and benefits which they enjoyed as employees of the Company.

            SURVIVOR'S RIGHTS TO ASSETS, LIABILITIES, RESERVES, ETC

     The assets, liabilities, reserves and accounts of the Company shall be recorded on the books of the surviving corporation at the amounts at which they, respectively, shall then be carried on the books of New IntelliReady, subject to such adjustments or eliminations of intercompany items as may be appropriate in giving effect to the merger.


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
                              NAME OF CORPORATION

     Upon completion of the merger the name of the Company shall be IntelliReady, Inc.

                            DIRECTORS AND OFFICERS

     The directors and officers of the Company shall become the directors and officers of New IntelliReady.

                               PRINCIPAL OFFICE

     The principal office of the Company, which is the same as the principal office of the surviving corporation, shall remain the principal office of the surviving corporation which is 1390 South Potomac, Suite 136, Aurora, Colorado 80012.

                                   ADOPTION

     The merger must be approved by persons owning a majority of the outstanding voting securities of the Company. Mr. Wiens owns or has voting power sufficient to amend the Articles of Incorporation of Old IntelliReady to increase the authorized capital stock, and approve the merger and has announced his intention to approve the Amendment to the Articles of Incorporation, the merger, effect the reverse stock split, reincorporate in Colorado, ratify and approve the actions of the Board of Directors, and adopt the IntelliReady Equity Incentive Plan.

                       APPRAISAL RIGHTS AND NOTIFICATION

     Shareholders of the Company shall be accorded all rights, privileges and be subject to all of the obligations contained within the Oklahoma General Corporation Act regarding rights of appraisal, and the surviving corporation shall be obligated to notify the Company's shareholders as provided therein.

                                EFFECTIVE DATE

     The effective date of the merger shall be the date when the Articles of Merger are filed and accepted by the Secretary of State of Colorado and at such time as all applicable provisions of Colorado law have been met.

                              DELIVERY OF SHARES

     On the Closing, the New IntelliReady shares shall be exchanged for the Company's shares of common stock, on a one for 8.25780933 share basis while reducing the current authorized capital from 100,000,000 shares of common stock to 65,000,000 shares of no par value common stock. New IntelliReady shall also have 15,000,000 shares of blank check preferred stock. New IntelliReady will round all fractional shares in accordance with normal rounding rules.

DESCRIPTION OF SECURITIES OF NEW INTELLIREADY.

New IntelliReady is authorized to issue 65,000,000 shares of common stock having no par value, and 15,000,000 shares of blank check preferred stock. For a description of blank check preferred stock see the heading "Blank Check Preferred Stock" below. New IntelliReady's Articles of Incorporation provide that each outstanding share of common stock is entitled to one vote on each matter submitted at a meeting of shareholders, and that each share will share equally in the distribution of profits of the Company. The common stock carries no preemptive rights or cumulative voting rights. Neither the Company nor New IntelliReady has any dividends in arrears or has defaulted in principal or interest in respect of any outstanding securities.

BLANK CHECK PREFERRED STOCK

     Upon reincorporation into New IntelliReady, the Board, without further action by the shareholders, unless otherwise required by law, will be authorized to issue up to 15,000,000 shares of preferred stock at such times, for such purposes and for such consideration as it may determine. The foregoing is a summary of the terms and conditions relating to the ability of the Board of Directors of New IntelliReady to issue preferred stock.

     The issuance of preferred stock could be used to create voting impediments and to make it more difficult for persons seeking to effect a merger or otherwise gain control of the Company. At this time, neither the Board of Directors, management of the Company, nor New IntelliReady is considering the use of preferred stock for such purposes. The authorization and issuance of a series of preferred stock could have certain effects on the holders of common stock. Such effects might include (a) restrictions on dividends on common stock if dividends on preferred stock are in arrears, (b) possible dilution of the voting power of the common stock to the extent that the preferred stock has voting rights, and (c) holders of the common stock not being entitled to share in the Company's assets upon liquidation until satisfaction of any liquidation preference granted to the preferred stock. The ability to issue preferred stock gives the Company greater flexibility for future financing needs, acquisitions, and other corporate purposes.

REGULATORY REQUIREMENTS.

     With the exception of filings to be made with the Secretary of State of the State of Colorado and the Secretary of State of the State of Oklahoma, there are no federal or state regulatory requirements to be complied with or approvals that must be obtained in connection with the proposed change of domicile.


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


                        REPORTS, OPINIONS OR APPRAISALS

     No report, opinion or appraisal has been sought in connection with the proposed change of domicile.

             FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

     The reincorporation provided for in the Agreement is intended to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended. Assuming the reincorporation qualifies as a reorganization, no gain or loss will be recognized to the holders of capital stock of the Company as a result of consummation of the reincorporation, and no gain or loss will be recognized by the Company or New IntelliReady. Each former holder of capital stock of the Company will have the same basis in the capital stock of New IntelliReady received by such holder pursuant to the reincorporation as such holder has in the capital stock of the Company held by such holder at the time of consummation of the reincorporation. Each shareholder's holding period with respect to New IntelliReady's capital stock will include the period during which such holder held the corresponding Company capital stock, provided the latter was held by such holder as a capital asset at the time of consummation of the reincorporation. The Company has not obtained a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the consequences of the reincorporation.

     A successful IRS challenge to the reorganization status of the proposed reincorporation (in consequence or a failure to satisfy the "continuity of interest" requirement or otherwise) would result in a shareholder recognizing gain or loss with respect to each share of the Company's common stock exchanged in the proposed reincorporation equal to the difference between the shareholder's basis in such share and the fair market value, as of the time of exchange therefore. In such event, a shareholder's aggregate basis in the shares of the common stock received in the exchange would equal their fair market value on such date, and the shareholder's holding period for such common stock would commence anew.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS REGARDING THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE PROPOSED REINCORPORATION, INCLUDING THE APPLICABILITY OF THE LAWS OF ANY STATE OR OTHER JURISDICTION.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Company's financial statements for the fiscal years ended December 31, 1999 and 1998 were audited by Deloitte Touche, LLP. Representatives of Deloitte Touche, LLP are not expected to be present at the Meeting.

                  PAST, PRESENT OR PROPOSED MATERIAL CONTRACTS

     Except for the Plan, the material terms of which are set forth under the caption "Merger" of this Information Statement and the Agreement described in the Schedule 14F-1 filed with the Securities and Exchange Commission and incorporated herein by reference, and a private placement of common stock of Old IntelliReady used to raise working capital, there are no past, present or proposed material contracts, arrangements, understandings, relationships, negotiations or transactions involving the Company, New IntelliReady or any affiliate of either entity.

           SIMILARITIES AND DIFFERENCES BETWEEN THE CORPORATE LAWS OF
                              OKLAHOMA AND COLORADO

Appraisal Rights.

     Shareholders of Colorado corporations are entitled to exercise certain appraisal rights in the event of a merger, share exchange, sale, lease, exchange or any other disposition of all or substantially all of the property and assets of the corporation. Under Colorado law dissenting shareholders are entitled to object to the proposed corporate action and obtain the payment of the fair value of his shares in the corporation.

     Under Oklahoma law and if the Certificate of Incorporation does not speak to such matters, shareholders are entitled to certain limited rights of appraisal in the event of a merger or consolidation of the corporation. The Oklahoma statute, like the Colorado statute, entitles the dissenting shareholder to payment for the fair value of his shares. However, unlike the Colorado statute, under the Oklahoma statute and unless otherwise provided in the certificate of incorporation, appraisal rights are only available for Oklahoma shareholders for mergers or consolidations of the corporation. Furthermore, no appraisal rights are available, under Oklahoma law, for the holders of any shares of stock of a constituent Oklahoma corporation to a merger if that corporation survives the merger and if the merger did not require for its approval the vote of the shareholders of such constituent Oklahoma corporation. Moreover, under Oklahoma law, no appraisal rights are available to shareholders of a Oklahoma constituent corporation in a merger for any shares of stock which, at the record date for the vote on such merger, were either (a) listed on a national securities exchange or quoted on the Nasdaq National Market System ("Nasdaq-NMS") or (b) held of record by more than 2,000 shareholders. In any event, appraisal rights are available to Oklahoma shareholders if the shareholders are required by the terms of an agreement of merger or consolidation to accept for such stock of the constituent corporation anything except (a) shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof; (b) shares of stock of any other corporation, or depository receipts in respect thereof which shares of stock or depository receipts at the effective date of the merger or consolidation will be listed on a national securities exchange or designated as a national market systems security on an inter-dealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders; (c) cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs (a) and (b); or (c) any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs (a), (b) and (c). Generally speaking, appraisal rights are available in


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


fewer circumstances and are subject to more limitations under Oklahoma law than under Colorado law. In addition, the procedures required of a shareholder in order to perfect appraisal rights and to obtain the payment of fair value for shares are more onerous under the Oklahoma statute than under the Colorado statute.

Cumulative Voting Rights.

     A Colorado corporation has cumulative voting for directors unless expressly prohibited by the articles of incorporation. Cumulative voting must be expressly provided for in the certificate of incorporation of an Oklahoma corporation. The Articles of Incorporation of New IntelliReady prohibit cumulative voting.

Dividends - Source of Dividends.

     The Colorado Business Corporation Act provides that distributions to shareholders may be paid providing that, after giving effect to the distribution, the corporation is able to pay its debts, the total assets of the corporation would not be less than the sum of its liabilities and unless otherwise permitted in the articles of incorporation of the corporation, there will remain the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those shareholders receiving the distribution. The Oklahoma General Corporation Law provides that dividends may be paid either out of surplus (i.e. the excess of the net assets of the corporation over the amount of capital designated by the board of directors) or, if none, the net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year except in cases where the capital is diminished to an amount less than the aggregate amount of capital represented by the issued and outstanding stock having a preference upon the distribution of the assets. The differences with regard to source of dividends between the Oklahoma and Colorado statue are not likely to have a material effect on the calculation or payment of dividends by the Company.


Dividends - Stock Dividends.

     The Colorado Business Corporation Act provides that unless otherwise provided in the articles of incorporation, shares of stock may be issued pro rata and without consideration to the shareholders or to the shareholders of one or more series of its shares. Shares of one class or series may not be issued as a share dividend in


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


respect of another class unless the articles of incorporation so authorize, such issuance is approved by a majority of the votes entitled to be cast by the class or series to be issued, or there are no outstanding shares of the class or series to be issued. The Company's Articles of Incorporation authorize two classes of stock, common stock and blank check preferred stock. The Oklahoma General Corporation Law provides that dividends may be paid in the corporation's capital stock. It further provides that if a dividend is to be paid in shares of the corporation's theretofore unissued capital stock, the directors must, by resolution, direct that there be designated as capital in respect of such shares an amount which is not less than the aggregate par value of shares being declared as a dividend. No such designation as capital is necessary if shares are being distributed by a corporation pursuant to a split-up or a division of its stock rather than as a payment of a dividend declared payable in the stock of a corporation. The Oklahoma statute contains no general prohibition on the issuance of share dividends from one class as dividends with respect to another class. The provisions set forth in the Oklahoma statute with respect to designation of capital relating to stock dividends may serve as a restriction on the declaration of stock dividends by the Company as an Oklahoma corporation rather than a Colorado corporation.

Indemnification of Corporate Agents.

     Under the Colorado Business Corporation Act, a corporation may indemnify a person made a party to a proceeding because the person is or was a director, against liability incurred in the proceeding if that person conducted himself or herself in good faith and reasonably believed in the course of conduct in an official capacity, that his or her conduct was in the corporation's best interest; and in all other cases, that his or her conduct was at least not opposed to the corporation's best interest; and in the event of a criminal proceeding, the person had no reasonable cause to believe that his or her conduct was unlawful. Under the Colorado statute, the corporation may not, without court approval, indemnify a director in connection with a proceeding by or in the right of a corporation in which the director was adjudged liable to the corporation or in connection with any other proceeding charging that the director derived an improper personal benefit, whether or not involving action in an official capacity, in which proceeding the director was adjudged liable on the basis that he or she derived an improper personal benefit. Indemnification under the statute is limited to reasonable expenses incurred in connection with the proceeding. Unless otherwise limited by the corporation's articles of incorporation, the statute requires that a corporation indemnify a person who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which the person was party because the person is or was a director. The corporation may advance expenses to directors if a director furnishes to the corporation a written affirmation of the director's good faith belief that the director has met the standard for indemnification set forth in the statute, the director furnishes to the corporation an obligation to repay any such advancement of expenses if it is later determined that the director was not entitled to indemnification, and a determination is made that the facts then known would not preclude indemnification under the statute. The determination as to whether a director is entitled to indemnification is made by the board of directors by a majority vote of those present at a meeting in which a quorum is present and only those directors not parties to the proceeding shall be counted in satisfying the quorum or if a quorum cannot be obtained, by a majority vote of a committee of the board of directors designated by the board of directors, which committee consists of a two or more directors not parties to the proceedings, except that directors who are parties to the proceeding may participate in the designation of directors for the committee. If a quorum cannot be obtained as set forth above, the determination will be made by independent legal counsel selected by the board of directors or by the shareholders. Unless prohibited by the articles of incorporation of the corporation, a court may order indemnification if it determines that a director is entitled to indemnification under the statue. Unless otherwise provided in the articles of incorporation of the corporation, an officer is entitled to the same mandatory indemnification and court ordered indemnification as a director under Colorado law and the corporation may indemnify and advance expenses to any officer, employee, fiduciary, or agent of the corporation to the same extent as the director and the corporation may also indemnify and advance expenses to any officer, employee, fiduciary, or agent who is not a director, if not inconsistent with public policy, and if provided for by its bylaws, general or specific action of its board of directors or shareholders, or contract. Colorado corporations may purchase insurance on behalf of any person entitled to indemnification by the corporation against liability incurred in an official capacity regardless of whether the person may actually be indemnified under the provisions of the statute. The Articles of Incorporation of the Company provide that the Company shall have the right to indemnify any person to the fullest extent allowed by Colorado law except as limited by the Company's bylaws. The Company's Bylaws contain provisions which generally track the statutory indemnification provisions of the Colorado Business Corporation Act.

     The Oklahoma General Corporation Law generally provides that subject to certain restrictions contained in the statute, an Oklahoma corporation may indemnify any person made or threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or in the right of the corporation or other than by or in the right of the corporation by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as director, officer, employee or agent of another business entity. A person who has been successful on the merits or otherwise in any suit or matter covered by the indemnification statute must be indemnified against expenses incurred by him in connection therewith. Indemnification is authorized upon a determination that the person to be indemnified has met the applicable standard of conduct required. The determination is to be made by a majority of the vote of the directors who are not parties to the action, or if there are no such directors, by independent counsel or by the shareholders. Expenses incurred in defense may be paid in advance of the final disposition of the suit upon receipt of an undertaking by the person to be indemnified to repay any such amount if it is ultimately determined that he or she was not entitled to indemnification. The indemnification or advancement of expenses provided by the Oklahoma General Corporation Law is not exclusive of any other rights to which those seeking indemnification may be entitled under any bylaw, agreement, vote of shareholders or disinterested directors, or otherwise. Insurance may be purchased on behalf of any person entitled to indemnification by the corporation against any liability incurred in an official capacity regardless of whether the person can be indemnified under the statute.

Liabilities of Directors.

     The Colorado Business Corporation Act provides for personal liability for directors for distributions made in violation of statutory provisions or the articles of incorporation of the corporation and for certain conflicting interest transactions. Under the Colorado Business Corporation Act, the term "conflicting interest transaction" means (a) a loan or other assistance by a corporation to a director of the corporation or to an entity in which a director of the corporation is a director or officer or has a financial interest; (b) a guaranty by a corporation of an obligation of a director of the corporation or of an obligation of an entity in which a director of the corporation is a director or officer or has a financial interest; or (c) a contract or transaction between a corporation and a director of the corporation or between the corporation and an entity in which a director of the corporation is a director or officer or has financial interest. Under the Colorado Act, no conflicting interest transaction is void or voidable or may be enjoined, set aside, or will give rise to an award of damages or other sanctions in a proceeding by a shareholder or by or in the right of the corporation, solely because the conflicting interest transaction involves a director of the corporation or an entity in which a director of the corporation is a director or officer or has a financial interest or solely because the director is present at or participates in the meeting of the corporation's board of directors or of the committee of the board of directors which authorizes, approves, or ratifies the conflicting interest transaction or solely because the director's vote is counted for such purpose if (a) the material facts as to the director's relationship or interest and as to the conflicting interest transaction are disclosed or are known to the board of directors or the committee, and the board of directors or committee in good faith authorizes, approves, or ratifies the conflicting interest transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors are less than a quorum; or (b) the material facts as to the director's relationship or interest and as to the conflicting interest transaction are disclosed or are known to the shareholders entitled to vote thereon, and the conflicting interest transaction is specifically authorized, approved, or ratified in good faith by a vote of the shareholders; or (c) the conflicting interest transaction is fair as to the corporation as of the time it is authorized, approved, or ratified by the board of directors, a committee thereof or the shareholders.

     In this regard, common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or of a committee which authorizes, approves, or ratifies the conflicting interest transaction. Under the Colorado statute, a director is generally protected from liability to the corporation or its shareholders for actions taken in good faith, in the exercise of care an ordinarily prudent person would exercise and in a manner he or she reasonably believes to be in the best interest of the corporation. In discharging his duties, a director is entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, prepared by officers or employees of the corporation whom the director reasonably believes to be reliable and competent in the matters presented, legal counsel, a public accountant or any other person as to matters the director reasonably believes are within such person's professional or expert competence, or in the case of a director, a committee of the board of directors in which the director is not a member if the director reasonably believes the committee merits competence. Under the Colorado statute, the articles of incorporation may contain a provision eliminating or limiting the personal liability of a director to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director except for liability for breach of the director's duty of loyalty to the corporation or to its shareholders, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, distributions made in violation of certain statutory requirements or any transaction from which the director directly or indirectly derived an improper personal benefit. The articles of incorporation of New IntelliReady contain such an elimination of personal liability.

     Under the Oklahoma General Corporation Law, liabilities for directors extend to the payment of unlawful dividends or unlawful stock purchases or redemptions. The Oklahoma statute also contains a provision relating to transactions which may represent a potential conflict of interest for directors. Although that statute does not provide a definition of conflicting interest transactions as does the Colorado statute, it does provide that no contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers, are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board or committee which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if (a) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (b) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or (c) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the board of directors, or a committee or the shareholders. Under the Oklahoma statute, common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or of a committee which authorizes the contract or transaction.

Lost or Stolen Stock Certificates.

     Colorado law allows a corporation to require an indemnity bond from a shareholder before issuing to such shareholder a new stock certificate to replace a lost, stolen or destroyed certificate, while providing expedited judicial proceedings through which a shareholder can compel issuance of a new certificate to replace a lost, stolen or destroyed certificate should the corporation refuse to issue a replacement certificate. Oklahoma law does not contain similar provisions.

Reduction of Capital.

     The Oklahoma General Corporation Law provides that a corporation may reduce its capital in a variety of specified methods, including: by reducing or eliminating the capital represented by shares of capital stock which had been retired; by applying to an otherwise authorized purchase or redemption of outstanding shares of its capital stock by applying to an otherwise authorized conversion or exchange of outstanding shares of its capital stock, some or all of the capital represented by the shares being converted or exchanged, or some or all of any that has not been allocated to any particular class of its capital stock, or both, to the extent that such capital in the aggregate exceeds the total aggregate par value or the stated capital of any previously unissued shares issuable upon such conversion or exchange; or by transferring to surplus (i) some or all of the capital not represented by any particular class of its capital stock; (ii) some or all of the capital represented by issued shares of its par value capital stock, which capital is in excess of the aggregate par value of such shares; or (iii) some of the capital represented by the issued shares of its capital stock without par value.

     The foregoing may be conducted without the approval of the corporation's shareholders, provided that the assets remaining after the reduction are sufficient to pay any debts not otherwise provided for. The Colorado Business Corporation Act contains no directly corresponding provision. The statutory scheme for capitalization of Colorado corporations differs from the Oklahoma statute in that concepts such as "capital" and "surplus" are not addressed under the Colorado statute. The effect of this difference is not material to the rights of the shareholders.

Shareholders Action by Written Consent.

     In Colorado, all action of consent taken by shareholders must be unanimously approved in writing by the shareholders. Under Oklahoma law, privately held companies may take action by consent upon the written consent of a majority of the shareholders, however, an Oklahoma corporation with listed or publicly traded securities must obtain unanimous written consent of all shareholders.

Special Meeting of Shareholders.

     A special meeting of shareholders of a Colorado corporation may be called by the holders of shares entitled to cast not less than 10% of the votes to be cast at the meeting. Shareholders of Oklahoma corporations do not have a right to call a special meeting unless it is conferred in the corporation's certificate of incorporation or bylaws.

Dissenter's Rights of Appraisal.

     The shareholders of the Company are afforded dissenters' rights of appraisal under the laws of the State of Oklahoma. Oklahoma Statute Title 18
Section 1091 (1999) of the Oklahoma General Corporation Act provides that shareholders may have appraisal rights as a result of this transaction. Under Oklahoma law shareholders of a company listed on a national securities exchange are denied appraisal rights. The Company's stock was recently delisted, therefore, the shareholders may, in fact, be entitled to dissenters' rights. The Oklahoma General Corporation Act requires the Company to notify shareholders of record of appraisal rights not less than 10 days prior to the meeting authorizing the corporate action which triggers the appraisal rights. Shareholders desiring to assert such rights must affirmatively do so by delivering a written demand to the Company. Such demand must be received by the Company prior to the taking of the vote on the merger. The foregoing information is merely a summary of the Oklahoma General Corporation Act's Appraisal Rights. A copy of the Oklahoma Statute Title 18 Section 1091 (1999) is attached as Exhibit D.

THE CHAIRMAN OF THE BOARD OF DIRECTORS OWNS SUFFICIENT VOTING SECURITIES OF THE COMPANY TO ADOPT, RATIFY AND APPROVE THE MERGER PURSUANT TO WHICH THE COMPANY WILL CHANGE ITS DOMICILE FROM THE STATE OF OKLAHOMA TO THE STATE OF COLORADO, AND ALSO TO EFFECTUATE A 1 FOR 8.25780933 REVERSE SPLIT. NO FURTHER CONSENTS, VOTES OR PROXIES ARE NEEDED, AND NONE ARE REQUESTED.

     The information contained in this Information Statement and the Appraisal Right Demand Form that is attached hereto constitutes the only notice any dissenting shareholder will be provided under the Oklahoma General Corporation Act relative to dissenting shareholders' rights of appraisal.

         RATIFICATION AND APPROVAL OF PAST DIRECTOR AND OFFICER ACTIVITY

     The Board has proposed that the shareholders ratify and approve their past actions. Mr. Wiens has indicated that he will vote in favor of this resolution.

                        ADOPTION OF EQUITY INCENTIVE PLAN

     The IntelliReady Equity Incentive Plan was adopted by Old IntelliReady on May 17, 2000. On August 25, 2000, Old IntelliReady, the Company, and Pan Western Acquisition Corporation entered into the Agreement. Pursuant to that Agreement, Pan Western Acquisition Corporation agreed to assume all of Old IntelliReady's options. The Equity Incentive Plan will be managed by the Board of Directors or a Compensation Committee (the "Committee").

     The Company's Board of Directors believes that the Equity Incentive Plan is important to permit the Company to continue to attract and retain officers, directors, key employees, advisors and consultants, to encourage stock ownership by employees and management, and to give the Committee flexibility to provide incentives and promote the financial success and progress of the Company.

     Below is a summary description of the Equity Incentive Plan:

     The Equity Incentive Plan will be administered by the Compensation Committee of the Board of Directors of the Company or the Board of Directors if a Committee is not appointed. At this time, the Committee has not been formed. Subject to the Equity Incentive Plan, the Committee has the authority to determine to whom stock options or stock appreciation rights may be granted, the time or times at which options and rights are granted, the number of shares covered by each such grant, and the duration of the options or rights. All decision, determinations and interpretations made by the Committee are binding on participants of the Equity Incentive Plan.

Underlying Securities.

     The securities underlying stock options and stock appreciation rights under the Equity Incentive Plan are shares of the Company's no par value common stock. Pursuant to the Equity Incentive Plan the maximum number of shares of common stock that may be issued upon exercise or payment will not exceed 900,000 shares. Pursuant to the terms of the Equity Incentive Plan, shares subject to stock options or stock appreciation rights which for any reason expire or are terminated unexercised as to such shares may again be the subject of a grant under the Equity Incentive Plan. In addition, for purposes of calculating the maximum number of shares which may be issued under the Equity Incentive Plan, only shares issued as a result of the exercise of stock appreciation rights are counted and any shares tendered as payment of the exercise price of an option will be added back to the Equity Incentive Plan.

Eligible Employees and Others.

     Stock options and stock appreciation rights may be granted under the Equity Incentive Plan to officers, directors and employees of, and advisors and consultants to, the Company. Options granted under the Equity Incentive Plan that are incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code (the "Code") may only be granted to employees (including officers and directors who are employees) of the Company. Advisors and consultants may receive grants only if they provide bona fide services that are not rendered in connection with the offer or sale of securities or in a capital-raising transaction. The Committee's discretion in granting options or stock appreciation rights to its members is limited. See "Option Grants to Committee Members" below.

Option Grants to Committee Members.

     Grants to Committee members may only be made by the Board of Directors (with members of the Committee abstaining). Additionally, the Board of Directors may establish a formula by which options are granted to Committee members.

Option Price and Duration.

     Pursuant to the Equity Incentive Plan, the option price for nonqualified options, may be less than the fair market value of the stock on the date of grant, but in no event will the option price be less than 50% of the fair market value of the stock on the valuation date. For ISOs, the exercise price per share is 100% of the fair market value of the common stock on the date of valuation, or in the case of ISOs granted to employees holding more than 10% of the total combined voting power of all classes of stock of the Company, 110% of the fair market value of the common stock on the valuation date.

     "Fair Market Value" means (a) if there is an established market for the Company's common stock on a stock exchange, in an over-the-counter market or otherwise, the average closing price of the Company's stock for the ten consecutive trading days immediately before the valuation date, provided that the Committee may in its discretion provide an alternative definition of Fair Market Value, or (b) if there were no such sales on the valuation date, then in accordance with Treas. Reg. Sect. 10.2031-2 or successor regulations. Unless otherwise specified by the Committee at the time of grant or in the Equity Incentive Plan (as in the case of automatic grants to Committee members), the valuation date for purposes of determining Fair Market Value is the date of grant. The Committee may, however, specify in any grant of an option or stock appreciation right that, instead of the date of the grant, the valuation date shall be a valuation period of up to 90 days preceding the date of grant, and fair market value for purposes of such grant shall be the average over the valuation period of the mean of the highest and lowest quoted selling prices on each date on which sales were made in the valuation period.

     Unless otherwise prescribed by the Committee, options granted under the Equity Incentive Plan expire seven years from the date of grant, or in the case of ISOs granted to employees holding more than 10% of the total combined voting power of all classes of stock of the Company, five years from the date of grant.

Exercise of Options and Payment for Stock.

     Options are exercisable in accordance with the terms and conditions of the grant to the participant. The exercise price of options may be paid in cash or in shares of the Company's common stock (valued at the fair market value of the shares on the date of exercise) or by a combination thereof. The Committee may, in its discretion, loan one or more participants all or a portion of the exercise price, together with the amount of any tax liability incurred by the participant as a result of the exercise of the option, for up to three years with interest payable at the prime rate quoted in the Wall Street Journal on the date of exercise. Members of the Committee may receive such loans for the exercise of their options with Board approval. In addition, the Committee or the Board of Directors may elect to permit a participant to effect a net exercise of an option without tendering shares of the Company's stock as payment for the option. In such an event, the participant would be deemed to have paid for the exercise of the option with shares of the Company's stock and would receive from the Company a number of shares equal to the difference between the shares that would have been tendered and the number of options exercised.

Stock Appreciation Rights.

     Stock appreciation rights may be granted by the Committee under the Equity Incentive Plan. A stock appreciation right entitles its holder to receive the excess of the fair market value (at the date of exercise) of a share of common stock over the exercise price of the stock appreciation right.

Exercise of Stock Appreciation Rights.

     A stock appreciation right is exercisable at the time prescribed by the Committee. Exercise of a stock appreciation right is effected by written notice to the Company. The Company may pay the stock appreciation right in cash or shares of common stock in its sole discretion.

Nontransferability.

     During a participant's lifetime, an option may be exercisable only by the participant. Options granted under the Equity Incentive Plan and the rights and privileges conferred thereby are not subject to execution, attachment or similar process and may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by the applicable laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by applicable law and Rule 16b-3, the Committee may (i) permit a recipient of a nonqualified stock option to designate in writing during the participant's lifetime a beneficiary to receive and exercise the participant's nonqualified stock options in the event of such participant's death, (ii) grant nonqualified stock options that are transferable to the immediate family or a family trust of the recipient, and (iii) modify existing nonqualified stock options to be transferable to the immediate family or a family trust of the recipient. Any other attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any option under the Equity Incentive Plan or of any right or privilege conferred thereby contrary to the provisions of the Equity Incentive Plan would be null and void.

Amendment, Suspension and Termination.

     The Board of Directors or the Committee may at any time suspend, terminate or amend the Equity Incentive Plan, except that, without the approval of the shareholders, (i) the total number of shares available for grants under the Equity Incentive Plan may not be increased, and (ii) no change may be made that requires shareholder approval under applicable law. No amendment, suspension or termination of the Equity Incentive Plan will, without the participant's consent, alter or impair any of the rights or obligations under any option or stock appreciation right granted prior to that amendment, suspension or termination. Unless earlier terminated by the Committee, the Equity Incentive Plan will terminate on May 18, 2007, and no stock option or stock appreciation right maybe granted after that date.

Federal Income Tax Consequences.

     A. Incentive Stock Options. The following general rules are applicable for Federal income tax purposes under existing law to employees of the Company who receive and exercise ISOs granted under the Equity Incentive Plan:

          1. Generally, no taxable income results to the optionee upon the grant of an ISO or upon the issuance of shares to him or her upon exercise of the ISO.

          2. No tax deduction is allowed to the Company upon either grant or exercise of an ISO under the Equity Incentive Plan.

          3. If shares acquired upon exercise of an ISO are not disposed of prior to the later of (i) two years following the date the Option was granted or (ii) one year following the date the shares are transferred to the optionee pursuant to the exercise of the Option, the difference between the amount realized on any subsequent disposition of the shares and the exercise price will generally be treated as long-term gain or loss to the optionee.

          4. If shares acquired upon exercise of an ISO are disposed of before the expiration of one or both of the requisite holding periods (a "disqualifying disposition"), then in most cases the lesser of

               (i) any excess of the Fair Market Value of the shares at the time of exercise of the Option over the exercise price or (ii) the actual gain on disposition, will be treated as compensation to the optionee and will be taxed as ordinary income in the year of such disposition.

          5. In any year that an optionee recognizes compensation income on a disqualifying disposition of shares acquired by exercising an ISO, the Company will generally be entitled to a corresponding deduction for income tax purposes.

          6. Any excess of the amount realized by the optionee as the result of a disqualifying disposition over the sum of (i) the exercise price and (ii) the amount of ordinary income recognized under the above rules will be treated as either long-term or short-term capital gain, depending upon the time elapsed between receipt and disposition of such shares.

          7. The bargain element at the time of exercise of an ISO, i.e., the amount by which the fair market value of the common stock acquired upon exercise of the ISO exceeds the exercise price, may be taxable to the optionee under the "alternative minimum tax" provision of the Code.

     B. Nonqualified Options. Nonqualified Options are taxed in accordance with
     Section 83 of the Code and the Regulations issued thereunder. The following general rules are applicable to United States holders of such options and to the Company for Federal income tax purposes under existing law:

          1. The optionee does not realize any taxable income upon the grant of a Nonqualified Option, and the Company is not allowed a business expense deduction by reason of such grant.

          2. The optionee will recognize ordinary compensation income at the time of exercise of a Nonqualified Option in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price. The Company will require employees to make appropriate arrangements for the withholding of taxes on this amount.

          3. When the optionee sells the shares, he or she will recognize a capital gain or loss in the amount equal to the difference between the amount realized upon the sale of the shares and his or her basis in the shares (i.e., the exercise price plus the amount taxed to the optionee as compensation income). If the optionee holds the shares for longer than one year, this gain or loss will be a long-term capital gain or loss.

          4. In general, the Company will be entitled to a tax deduction in the year in which compensation income is recognized by the optionee.


                              FINANCIAL INFORMATION

     A copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 1999 will be made available upon request. See Documents Incorporated By Reference.

    INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON.

     None of the Company's officers, directors or any of their respective affiliates has any interest in any of the proposals to be acted upon at the Meeting. None of the Company's directors has indicated to the Company an intention to oppose any of the proposals to be acted upon at the Meeting. The Chairman of the Board, Mr. Wiens, has enough votes to approve the Proposals outlined herein and has indicated that he will approve the Proposals at the Meeting. The Old IntelliReady shareholders will receive 60,226,092 additional shares of common stock of the Company immediately following the Amendment of the Articles of Incorporation to increase the authorized capital. Due to the fact that the Company will then merge with New IntelliReady and effectuate a reverse stock split, no share certificates will be issued to the Old IntelliReady shareholders. However, immediately following the merger of the Company with and into New IntelliReady, shareholders will receive instructions on how to obtain New IntelliReady stock certificates.

                           FORWARD-LOOKING STATEMENTS

     This Information Statement may contain certain "forward-looking" statements as such term is defined in the Private Securities Litigation Reform Act of 1995 or by the Securities and Exchange Commission in its rules, regulations and releases, which represent the Company's expectations or beliefs, including but not limited to, statements concerning the Company's operations, economic performance, financial condition, growth and acquisition strategies, investments, and future operational plans. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as "may," "will," "expect," "believe," "anticipate," "intend," "could," "estimate," "might," or "continue" or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond the company's control, and actual results may differ materially depending on a variety of important factors, including uncertainty related to acquisitions, governmental regulation, managing and maintaining growth, volatility of stock prices and any other factors discussed in this and other Company filings with the Securities and Exchange Commission.

                              AVAILABLE INFORMATION

     The Company reports under the information requirements of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports and other information with the Securities and Exchange Commission (the "Commission"). Such reports and other information filed with the Commission can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, NW, Washington, DC 20549 or at the Regional Offices of the Commission which are located as follows:
Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661 and Seven World Trade Center, 13th Floor, New York, New York 10048. Copies of such material can also be obtained from the Commission at prescribed


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rates. Written requests for such material should be addressed to the Public
Reference Section, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549. The Commission maintains a Web site that contains reports, proxy statements and other information filed electronically by the Company with the Commission which can be accessed over the Internet at http://www.sec.gov.

                       DOCUMENTS INCORPORATED BY REFERENCE

     This Information Statement incorporates by reference documents relating to the Company which are not included in or delivered with these proxy materials. Documents relating to the Company (other than exhibits to such documents unless such exhibits are specifically incorporated by reference) are available to any person, including any beneficial owner, to whom this Information Statement is delivered, on written or oral request, without charge, from Pan Western Energy Corporation, 1850 South Potomac, Suite 136, Aurora, Colorado, 80012, Attention:
Secretary, Telephone 303-755-2400. Copies of documents so requested will be sent by first class mail, postage paid within one business day of the receipt of such request.

The following documents of the Company are incorporated by reference herein:

     1.   Annual report on Form 10-KSB for the year ended December 31, 1999.

     2.   Annual report on Form 10-KSB for the year ended December 31, 1998.

     3.   Quarterly Report on Form 10-QSB for the quarter ended March 31, 2000.

     4.   Quarterly Report on Form 10-QSB for the quarter ended June 30, 2000.

     5.   Current Report on Form 8-K filed on October 19, 2000.

     6.   Schedule 14F-1 Information Statement filed on October 4, 2000; and

     All documents filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date hereof and prior to the date of the Meeting shall be deemed to be incorporated by reference herein and shall be a part hereof from the date of filing of such documents. Any statements contained in a document incorporated by reference herein or contained in this Information Statement shall be deemed to be modified or superseded for purposes hereof to the extent that a statement contained herein (or in any other subsequently filed


                                       26
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document which also is incorporated by reference herein) modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed to constitute a part hereof except as so modified or superseded.

                                 OTHER BUSINESS

     Management of the Company knows of no other matter which may come before the Meeting. However, if any additional matters are properly presented at the Meeting, Mr. Wiens has enough votes to establish a quorum and will vote in accordance with his judgment on such matters.

                                    EXHIBITS

A. Okla. Stat. t.t 18 Section 1091 (1999) of the Oklahoma General Corporation Act - Appraisal Rights.

B.   Appraisal Rights Demand Form.


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                                 EXHIBIT INDEX

Exhibit No.                       Description
-----------                       -----------

     A. Okla. Stat. t.t 18 Section 1091 (1999) of the Oklahoma General Corporation Act - Appraisal Rights.

     B.         Appraisal Rights Demand Form.